First Financial Bancorp Third Quarter 2013 Earnings Release Supplemental Information Exhibit 99.2

2 Certain statements contained in this presentation which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the ‘‘Act’’). In addition, certain statements in future filings by First Financial with the SEC, in press releases, and in oral and written statements made by or with the approval of First Financial which are not statements of historical fact constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non-payment of dividends, capital structure and other financial items, statements of plans and objectives of First Financial or its management or board of directors, and statements of future economic performances and statements of assumptions underlying such statements. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” ‘‘intends,’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Management’s analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: • management’s ability to effectively execute its business plan; • the risk that the strength of the United States economy in general and the strength of the local economies in which we conduct operations may continue to deteriorate resulting in, among other things, a further deterioration in credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio, allowance for loan and lease losses and overall financial performance; • U.S. fiscal debt and budget matters; • the ability of financial institutions to access sources of liquidity at a reasonable cost; • the impact of recent upheaval in the financial markets and the effectiveness of domestic and international governmental actions taken in response, and the effect of such governmental actions on us, our competitors and counterparties, financial markets generally and availability of credit specifically, and the U.S. and international economies, including potentially higher FDIC premiums arising from increased payments from FDIC insurance funds as a result of depository institution failures; • the effect of and changes in policies and laws or regulatory agencies (notably the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act); • the effect of the current low interest rate environment or changes in interest rates on our net interest margin and our loan originations and securities holdings; • our ability to keep up with technological changes; • failure or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers; • our ability to comply with the terms of loss sharing agreements with the FDIC; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies and the wind-down of non-strategic operations that may be greater than expected, such as the risks and uncertainties associated with the Irwin Mortgage Corporation bankruptcy proceedings and other acquired subsidiaries; • the risk that exploring merger and acquisition opportunities may detract from management’s time and ability to successfully manage our Company; • expected cost savings in connection with the consolidation of recent acquisitions may not be fully realized or realized within the expected time frames, and deposit attrition, customer loss and revenue loss following completed acquisitions may be greater than expected; • our ability to increase market share and control expenses; • the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and the SEC; • adverse changes in the creditworthiness of our borrowers and lessees, collateral values, the value of investment securities and asset recovery values, including the value of the FDIC indemnification asset and related assets covered by FDIC loss sharing agreements; • adverse changes in the securities, debt and/or derivatives markets; • our success in recruiting and retaining the necessary personnel to support business growth and expansion and maintain sufficient expertise to support increasingly complex products and services; • monetary and fiscal policies of the Board of Governors of the Federal Reserve System (Federal Reserve) and the U.S. government and other governmental initiatives affecting the financial services industry; • unpredictable natural or other disasters could have an adverse effect on us in that such events could materially disrupt our operations or our vendors’ operations or willingness of our customers to access the financial services we offer; • our ability to manage loan delinquency and charge-off rates and changes in estimation of the adequacy of the allowance for loan losses; and • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. In addition, please refer to our Annual Report on Form 10-K for the year ended December 31, 2012, as well as our other filings with the SEC, for a more detailed discussion of these risks and uncertainties and other factors. Such forward-looking statements are meaningful only on the date when such statements are made, and First Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such a statement is made to reflect the occurrence of unanticipated events. Forward Looking Statement Disclosure

3 Pre-Tax, Pre-Provision Income Trend Adjusted pre-tax, pre-provision (“PTPP”) income represents income before taxes plus provision for all loans less FDIC loss sharing income and accelerated discount adjusted for significant nonrecurring items Third quarter adjusted PTPP income was flat compared to the linked quarter as a decline in operating expenses was offset by declines in net interest income and fee revenue $24,389 $28,561 $25,250 $26,429 $26,371 1.57% 1.81% 1.60% 1.68% 1.69% 3Q12 4Q12 1Q13 2Q13 3Q13 (Dollars in thousands) Adjusted PTPP Income Adjusted PTPP Income / Average Assets

4 Pre-Tax, Pre-Provision Income For the three months ended September 30, June 30, March 31, December 31, September 30, (Dollars in thousands) 2013 2013 2013 2012 2012 Pre-tax, pre-provision income 1 23,707$ 23,794$ 23,324$ 28,869$ 26,894$ Less: accelerated discount on covered loans 1,711 1,935 1,935 2,455 3,798 Plus: loss share and covered asset expense 2 1,928 (634) 2,129 2,251 3,559 Pre-tax, pre-provision income, net of accelerated discount and loss on covered OREO 23,924 21,225 23,518 28,665 26,655 Less: gain on sales of investment securities - 188 1,536 1,011 2,617 Less: gain on sales of non-mortgage loans 3 - - - 45 - Less: gain related to litigation settlement - - - - - Less: other income not expected to recur - 442 - - - Plus: pension settlement charges 1,396 4,316 Plus: expenses related to efficiency initiative 1,051 1,518 2,878 952 351 Plus: oth r expenses not expected to recur - - 390 - - Adjusted pre-tax, pre-provision income 26,371$ 26,429$ 25,250$ 28,561$ 24,389$ 1 Represents income before taxes plus provision for all loans less FDIC loss sharing income 2 Reimbursements related to losses on covered OREO and other credit-related costs are included in FDIC loss sharing income, w hich is excluded from the pre-tax, pre-provision income above 3 Represents gain on sale of loans originated by franchise f inance business

5 Loan Composition Total Gross Loans – $3.9 billion As of September 30, 2013 (Dollars in millions) Covered loans likely to retain Performing credits In- and out-of-market Expected to retain past the expiration of applicable loss sharing agreements with the FDIC Covered loans likely to exit Classified credits In- and out-of-market Pursuing resolution strategies with intent to exit prior to the expiration of applicable loss sharing agreements with the FDIC $3,431 87% $358 9% $160 4% Uncovered loans Covered loans likely to retain Covered loans likely to exit

6 Loan Composition Total uncovered loans increased $48.8 million, or 5.7% on an annualized basis, compared to the linked quarter Growth driven by performance in the C&I / owner-occupied, franchise, specialty finance and residential mortgage portfolios Covered loans declined significantly due to increased resolution activity and payoffs 13.1% of total loans covered under FDIC loss share agreements 9.1% represent loans likely to retain 1 Includes unpaid principal balance of covered loans likely to retain and excludes loan mark / other of ($80.2) million associated with these loans Total Uncovered Loans and Covered Loans Likely to Retain – $3.9 billion1 As of September 30, 2013 (Dollars in millions) $770 20% $870 23% $612 16% $461 12% $95 2% $85 2% $444 11% $463 12% $71 2% C&I and owner occupied CRE Investment CRE Business banking Franchise Business credit Equipment finance Residential mortgage Home equity Other consumer

7 Credit Product Diversity During the third quarter, the Company’s comprehensive set of credit products produced solid loan growth driven though multiple channels led by C&I/owner-occupied CRE and franchise Resolutions / payoffs in covered loans offset the growth, resulting in a modest overall increase Category As of Percent As of Percent As of Percent (Dollars in thousands) December 31, 2008 of Portfolio June 30, 2013 1 of Portfolio September 30, 2013 1 of Portfolio Commercial and CRE $1,887,382 70.3% $2,261,033 59.7% $2,251,000 59.4% Franchise finance - 0.0% 463,813 12.3% 461,041 12.2% Business credit - 0.0% 92,514 2.4% 95,118 2.5% Equipment finance 50 0.0% 77,932 2.1% 84,571 2.2% Total commercial lending 1,887,432 70.3% 2,895,292 76.5% 2,891,730 76.3% Residential mortgage 383,599 14.3% 442,075 11.7% 443,835 11.7% Home equity 286,110 10.7% 462,633 12.2% 463,245 12.2% Other consumer 126,119 4.7% 71,599 1.9% 70,732 1.9% T t l con u er lending 795,828 29.7% 976,307 25.8% 977,812 25.8% Loan mark / other - 0.0% (85,488) (2.3%) (80,194) (2.1%) Total loans $2,683,260 100.0% $3,786,111 100.0% $3,789,348 100.0% 1 Includes all uncovered loans and unpaid principal balance of covered loans likely to retain

8 Components of Covered Asset Credit Losses For the three months ended September 30, (Dollars in thousands) 2013 Description Net incremental impairment / (relief) for period ($9,702) Reduction in expected cash flows related to certain loan pools net of prior period impairment relief / recapture Net charge-offs 14,995 Represents actual net charge-offs of the recorded investment in covered loans during the period 1 Provision for loan and lease losses - covered 5,293 (Gain) / loss on sale - covered OREO 204 Other credit-related expenses 2 1,446 Total gross credit losses $6,943 FDIC loss sharing income $5,555 Represents receivable due from the FDIC on estimated credit (Noninterest income) losses; calculated as approximately 80% of gross credit losses related to covered assets $1,388 Difference between these two amounts represents actual credit costs for the period 1 Investment in covered loans originally recorded at less than unpaid principal balance to reflect anticipated credit losses at time of acquisition 2 Represents credit related expenses of $1.7 million net of $278 thousand of rental income on covered OREO properties $1,439 $2,234 $(1,846) $1,388 4Q12 1Q13 2Q13 3Q13 Covered Asset Credit Losses

First Financial Bancorp Third Quarter 2013 Earnings Release Supplemental Information